UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                             Date of Report: 5/22/96


                           OMAP HOLDINGS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

       000-11734                                         88-0177889
(Commission File Number)                    (IRS Employer Identification Number)


                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                    (Address of principal executive offices)

                                 (801) 575-8073
              (Registrant's telephone number, including area code)



                    Page 1 of 5 consecutively numbered pages.
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         On December 30, 1995, OMAP Holdings, Incorporated (the "Company"), received notice of the resignation of its independent auditor, Smith & Company. This event was reported in a Current Report on Form 8-K dated January 4, 1996.

         Effective May 22, 1996, the Company engaged Jones, Jensen & Company as its new independent auditor. Neither the Company, nor anyone on its behalf, has consulted Jones, Jensen & Company regarding any of the information contained in
Item 304(a)(2) of Regulation S-B. The address of the new independent auditors is:

                  Jones, Jensen & Company
                  Certified Public Accountants
                  349 South 200 East, Suite 500
                  Salt Lake City, Utah 84111

Item 7.  Financial Statements and Exhibits

Exhibits required to be attached by Item 601 of Regulation S-B are listed in the Index to Exhibits beginning on page 3 of this Form 8-K, and are incorporated herein by this reference.


         SIGNATURES

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                        OMAP Holdings, Inc.


                                                         By: /s/ James Tilton
                                                         James Tilton, President
                                                         Date:      May 28, 1996

                    Page 2 of 5 consecutively numbered pages.
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                                INDEX TO EXHIBITS

EXHIBIT     PAGE           DESCRIPTION
NO.         NO.

                                    CHANGE IN CERTIFYING ACCOUNTANTS

16(i)(a)    4              Letter of  engagement dated May 17, 1996, accepted by
                           OMAP Holdings Incorporated on May 22, 1996.




                    Page 3 of 5 consecutively numbered pages.